Exhibit 99.2
Westar Energy, Inc.
Fourth Quarter and Year-end 2012 Earnings
Released February 28, 2013

Bruce Burns
Director Investor Relations
785-575-8227
bruce.burns@WestarEnergy.com

NOTE:
The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2012 should be read in conjunction with this financial information. The enclosed statements have been prepared for the purpose of providing information concerning the Company and not in connection with any sale, offer for sale, or solicitation to buy any securities.

Westar Energy, Inc.
Consolidated Statements of Income
(Unaudited)

	Three Months Ended December 31,
	2012	2011	Change	% Change
	(In Thousands, Except Per Share Amounts)
REVENUES:
Residential	$148,494	$136,604	$11,890	8.7
Commercial	146,839	134,175	12,664	9.4
Industrial	90,873	79,379	11,494	14.5
Other retail	(6,970)	(205)	(6,765)	nm
Total Retail Revenues	379,236	349,953	29,283	8.4
Wholesale	87,387	89,752	(2,365)	(2.6)
Transmission	49,317	39,158	10,159	25.9
Other	7,832	7,365	467	6.3
Total Revenues	523,772	486,228	37,544	7.7
OPERATING EXPENSES:
Fuel and purchased power	137,150	144,096	(6,946)	(4.8)
Operating and maintenance	151,356	145,323	6,033	4.2
Depreciation and amortization	65,823	71,771	(5,948)	(8.3)
Selling, general and administrative	61,668	52,463	9,205	17.5
Total Operating Expenses	415,997	413,653	2,344	0.6
INCOME FROM OPERATIONS	107,775	72,575	35,200	48.5
OTHER INCOME (EXPENSE):
Investment earnings	955	3,046	(2,091)	(68.6)
Other income	8,136	441	7,695	nm
Other expense	(5,740)	(4,445)	(1,295)	(29.1)
Total Other Income (Expense)	3,351	(958)	4,309	449.8
Interest expense	44,451	41,779	2,672	6.4
INCOME BEFORE INCOME TAXES	66,675	29,838	36,837	123.5
Income tax expense	18,980	8,532	10,448	122.5
NET INCOME	47,695	21,306	26,389	123.9
Less: Net income attributable to noncontrolling interests	2,088	1,729	359	20.8
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	45,607	19,577	26,030	133.0
Preferred dividends	—	242	(242)	(100.0)
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$45,607	$19,335	$26,272	135.9
Earnings per common share, basic	$0.36	$0.16	$0.20	125.0
Average equivalent common shares outstanding	126,929	121,880	5,049	4.1
DIVIDENDS DECLARED PER COMMON SHARE	$0.33	$0.32	$0.01	3.1
Effective income tax rate	28.47%	28.59%

nm - not meaningful

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2012 should be read in conjunction with this financial information.

Westar Energy, Inc.
Consolidated Statements of Income
(Unaudited)

	Twelve Months Ended December 31,
	2012	2011	Change	% Change
	(In Thousands, Except Per Share Amounts)
REVENUES:
Residential	$714,562	$693,388	$21,174	3.1
Commercial	640,654	604,626	36,028	6.0
Industrial	368,909	347,881	21,028	6.0
Other retail	(5,845)	(8,964)	3,119	34.8
Total Retail Revenues	1,718,280	1,636,931	81,349	5.0
Wholesale	316,353	346,948	(30,595)	(8.8)
Transmission	193,797	154,569	39,228	25.4
Other	33,040	32,543	497	1.5
Total Revenues	2,261,470	2,170,991	90,479	4.2
OPERATING EXPENSES:
Fuel and purchased power	589,990	630,793	(40,803)	(6.5)
Operating and maintenance	612,871	557,752	55,119	9.9
Depreciation and amortization	270,464	285,322	(14,858)	(5.2)
Selling, general and administrative	226,012	184,695	41,317	22.4
Total Operating Expenses	1,699,337	1,658,562	40,775	2.5
INCOME FROM OPERATIONS	562,133	512,429	49,704	9.7
OTHER INCOME (EXPENSE):
Investment earnings	7,411	9,301	(1,890)	(20.3)
Other income	35,378	8,652	26,726	308.9
Other expense	(19,987)	(18,398)	(1,589)	(8.6)
Total Other Income (Expense)	22,802	(445)	23,247	nm
Interest expense	176,337	172,460	3,877	2.2
INCOME BEFORE INCOME TAXES	408,598	339,524	69,074	20.3
Income tax expense	126,136	103,344	22,792	22.1
NET INCOME	282,462	236,180	46,282	19.6
Less: Net income attributable to noncontrolling interests	7,316	5,941	1,375	23.1
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	275,146	230,239	44,907	19.5
Preferred dividends	1,616	970	646	66.6
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$273,530	$229,269	$44,261	19.3
Earnings per common share, basic	$2.15	$1.95	$0.20	10.3
Average equivalent common shares outstanding	126,712	116,891	9,821	8.4
DIVIDENDS DECLARED PER COMMON SHARE	$1.32	$1.28	$0.04	3.1
Effective income tax rate	30.87%	30.44%

nm - not meaningful

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2012 should be read in conjunction with this financial information.

Westar Energy, Inc.
Consolidated Balance Sheets
(Dollars in Thousands, Except Par Values)
(Unaudited)

	December 31, 2012	December 31, 2011
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$5,829	$3,539
Restricted Cash	573	—
Accounts receivable, net of allowance for doubtful accounts of $4,916 and $7,384, respectively	224,439	226,428
Fuel inventory and supplies	249,016	229,118
Taxes receivable	—	5,334
Deferred tax assets	—	394
Prepaid expenses	15,847	13,078
Regulatory assets	114,895	123,818
Other	32,476	31,876
Total Current Assets	643,075	633,585
PROPERTY, PLANT AND EQUIPMENT, NET	7,013,765	6,411,922
PROPERTY, PLANT AND EQUIPMENT OF VARIABLE INTEREST ENTITIES, NET	321,975	333,494
OTHER ASSETS:
Regulatory assets	887,777	922,272
Nuclear decommissioning trust	150,754	130,270
Other	247,885	251,308
Total Other Assets	1,286,416	1,303,850
TOTAL ASSETS	$9,265,231	$8,682,851
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt of variable interest entities	$25,942	$28,114
Short-term debt	339,200	286,300
Accounts payable	180,825	187,428
Accrued dividends	41,743	40,463
Accrued taxes	58,624	52,451
Accrued interest	77,891	77,437
Regulatory liabilities	37,557	40,857
Other	84,359	114,237
Total Current Liabilities	846,141	827,287
LONG-TERM LIABILITIES:
Long-term debt, net	2,819,271	2,491,109
Long-term debt of variable interest entities, net	222,743	249,283
Deferred income taxes	1,197,837	1,110,463
Unamortized investment tax credits	191,512	164,175
Regulatory liabilities	285,618	230,530
Accrued employee benefits	564,870	592,617
Asset retirement obligations	152,648	142,508
Other	74,336	74,138
Total Long-Term Liabilities	5,508,835	5,054,823
COMMITMENTS AND CONTINGENCIES (See Notes 13 and 15)
EQUITY:
Westar Energy, Inc. Shareholders’ Equity:
Cumulative preferred stock, par value $100 per share; authorized 600,000 shares; issued and outstanding zero shares and 214,363 shares, respective to each date	—	21,436
Common stock, par value $5 per share; authorized 275,000,000 shares; issued and outstanding 126,503,748 shares and 125,698,396 shares, respective to each date	632,519	628,492
Paid-in capital	1,656,972	1,639,503
Retained earnings	606,649	501,216
Total Westar Energy, Inc. Shareholders’ Equity	2,896,140	2,790,647
Noncontrolling Interests	14,115	10,094
Total Equity	2,910,255	2,800,741
TOTAL LIABILITIES AND EQUITY	$9,265,231	$8,682,851

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2012 should be read in conjunction with this financial information.

Westar Energy, Inc.
Consolidated Statements of Cash Flows
(In Thousands)
(Unaudited)

	Twelve Months Ended December 31,
	2012	2011
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$282,462	$236,180
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	270,464	285,322
Amortization of nuclear fuel	24,369	21,151
Amortization of deferred regulatory gain from sale leaseback	(5,495)	(5,495)
Amortization of corporate-owned life insurance	28,792	25,650
Non-cash compensation	7,255	8,422
Net changes in energy marketing assets and liabilities	(372)	926
Net deferred income taxes and credits	126,248	111,723
Stock-based compensation excess tax benefits	(1,698)	(1,180)
Allowance for equity funds used during construction	(11,706)	(5,550)
Gain on sale of non-utility investment	—	(7,246)
Gain on settlement of contractual obligations with former officers	—	(22,039)
Changes in working capital items:
Accounts receivable	2,408	(1,638)
Fuel inventory and supplies	(19,227)	(21,485)
Prepaid expenses and other	(3,630)	(50,138)
Accounts payable	(19,161)	3,008
Accrued taxes	11,937	18,633
Other current liabilities	(105,169)	(107,012)
Changes in other assets	13,015	(10,167)
Changes in other liabilities	(1,386)	(16,369)
Cash Flows from Operating Activities	599,106	462,696
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Additions to property, plant and equipment	(810,209)	(697,451)
Purchase of securities within trusts	(20,473)	(49,737)
Sale of securities within trusts	21,604	47,534
Proceeds from trust	2,022	—
Investment in corporate-owned life insurance	(18,404)	(19,214)
Proceeds from investment in corporate-owned life insurance	33,542	1,295
Proceeds from federal grant	4,775	8,561
Investment in affiliated company	(8,669)	(1,943)
Proceeds from sale of non-utility investments	—	9,246
Other investing activities	(1,525)	193
Cash Flows used in Investing Activities	(797,337)	(701,516)
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Short-term debt, net	52,900	54,081
Proceeds from long-term debt	541,374	—
Retirements of long-term debt	(220,563)	(371)
Retirements of long-term debt of variable interest entities	(28,114)	(30,159)
Repayment of capital leases	(2,679)	(2,233)
Borrowings against cash surrender value of corporate-owned life insurance	67,791	67,562
Repayment of borrowings against cash surrender value of corporate-owned life insurance	(34,838)	(3,421)
Stock-based compensation excess tax benefits	1,698	1,180
Preferred stock redemption	(22,567)	—
Issuance of common stock	6,996	294,942
Distributions to shareholders of noncontrolling interests	(3,295)	(1,917)
Cash dividends paid	(158,182)	(138,233)
Cash Flows from Financing Activities	200,521	241,431
NET INCREASE IN CASH AND CASH EQUIVALENTS	2,290	2,611
CASH AND CASH EQUIVALENTS:
Beginning of period	3,539	928
End of period	$5,829	$3,539

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2012 should be read in conjunction with this financial information.

Westar Energy, Inc.
4th Quarter 2012 vs. 2011

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2011 earnings attributable to common stock			$19,335		$0.16

		Favorable/(Unfavorable)

	Retail		29,283	A
	Wholesale		(2,365)	B
	Transmission		10,159
	Other revenues		467
	Fuel and purchased power		6,946	C
	SPP network transmission costs		(8,864)
	Gross Margin		35,626
	Operating and maintenance w/o SPP NITS		2,831	D
	Depreciation and amortization		5,948	E
	Selling, general and administrative		(9,205)	F
	Other income (expense)		4,309	G
	Interest expense		(2,672)
	Income tax expense		(10,448)	H
	Net income attributable to noncontrolling interests		(359)
	Preferred dividends		242
	Change in shares outstanding	(0.02)

2012 earnings attributable to common stock			$45,607		$0.36

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A	Due principally to increased average retail prices (see page 7 for changes by customer class)

B	Due to decreased demand; MWh sales decreased 3% (see page 7 for changes by customer class)

C	Due principally to collecting less-than-estimated fuel and purchased power expense in revenue

D	Due primarily to lower costs at Wolf Creek -- $3.3M

E	Due to reduced depreciation rates to reflect changes in the estimated useful lives of some of our assets

F	Due primarily to higher pension and other employee benefit costs -- ($6.4M); a contribution to our charitable organization -- ($3.5M)

G	Due primarily to COLI proceeds -- $4.7M

H	Due primarily to increased pretax income before operations

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2012 should be read in conjunction with this financial information.

Westar Energy, Inc.
YTD December 2012 vs. 2011

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2011 earnings attributable to common stock			$229,269		$1.95

		Favorable/(Unfavorable)

	Retail		81,349	A
	Wholesale		(30,595)	B
	Transmission		39,228
	Other revenues		497
	Fuel and purchased power		40,803	C
	SPP network transmission costs		(34,383)
	Gross Margin		96,899
	Operating and maintenance w/o SPP NITS		(20,736)	D
	Depreciation and amortization		14,858	E
	Selling, general and administrative		(41,317)	F
	Other income (expense)		23,247	G
	Interest expense		(3,877)
	Income tax expense		(22,792)	H
	Net income attributable to noncontrolling interests		(1,375)
	Preferred dividends		(646)
	Change in shares outstanding	(0.18)

2012 earnings attributable to common stock			$273,530		$2.15

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A	Due to increased average retail prices (see page 8 for changes by customer class)

B	Due primarily to decreased demand; MWh sales decreased 6% (see page 8 for changes by customer class)

C	Due principally to decreased MWhs generated

D
Due principally to increased property tax expense (this is largely offset in revenues through property tax surcharge) -- ($9.2M); increased tree trimming expense -- ($5.9M); higher costs at Wolf Creek -- ($4.6M);

E	Due to reduced depreciation rates to reflect changes in the estimated useful lives of some of our assets

F
Due primarily to reversing accruals as a result of legal settlements in 2011 ($22.0M); higher pension and other employee benefit costs -- ($20.2M); higher transition costs as a result of sustainable cost reduction activities -- ($4.5M); lower legal costs related to arbitration claim in 2011 -- $9.4M

G	Due primarily to COLI proceeds -- $17.4M; increased equity AFUDC related to construction activity -- $6.2M; additional sales of oil inventory -- $3.1M

H	Due primarily to increased pretax income from operations

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2012 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Three Months Ended December 31,
	2012	2011	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$148,494	$136,604	$11,890	8.7
Commercial	146,839	134,175	12,664	9.4
Industrial	90,873	79,379	11,494	14.5
Other retail	3,125	3,046	79	2.6
Provision for rate refunds	(10,095)	(3,251)	(6,844)	(210.5)
Total Retail Revenues	379,236	349,953	29,283	8.4
Tariff-based wholesale	62,718	60,218	2,500	4.2
Market-based wholesale	24,669	29,534	(4,865)	(16.5)
Transmission	49,317	39,158	10,159	25.9
Other	7,832	7,365	467	6.3
Total Revenues	$523,772	$486,228	$37,544	7.7

Electricity Sales	(Thousands of MWh)
Residential	1,371	1,407	(36)	(2.6)
Commercial	1,740	1,748	(8)	(0.5)
Industrial	1,372	1,285	87	6.8
Other retail	21	22	(1)	(4.5)
Total Retail	4,504	4,462	42	0.9
Tariff-based wholesale	1,354	1,393	(39)	(2.8)
Market-based wholesale	974	1,015	(41)	(4.0)
Total wholesale	2,328	2,408	(80)	(3.3)
Total Electricity Sales	6,832	6,870	(38)	(0.6)

	(Dollars per MWh)
Total retail	$84.20	$78.43	$5.77	7.4
Tariff-based wholesale	$46.32	$43.23	$3.09	7.1
Market-based wholesale	$25.33	$29.10	$(3.77)	(13.0)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$115,115	$119,413	$(4,298)	(3.6)
Purchased power	26,343	18,566	7,777	41.9
Subtotal	141,458	137,979	3,479	2.5
RECA recovery and other	(4,308)	6,117	(10,425)	(170.4)
Total fuel and purchased power expense	$137,150	$144,096	$(6,946)	(4.8)

Electricity Supply	(Thousands of MWh)
Generated - Gas	55	82	(27)	(32.9)
Coal	4,842	5,198	(356)	(6.8)
Nuclear	1,253	1,248	5	nm
Wind	100	128	(28)	(21.9)
Subtotal electricity generated	6,250	6,656	(406)	(6.1)
Purchased	865	565	300	53.1
Total Electricity Supply	7,115	7,221	(106)	(1.5)

	(Dollars per MWh)
Average cost of fuel used for generation	$18.42	$17.94	$0.48	2.7
Average cost of purchased power	$30.45	$32.86	$(2.41)	(7.3)
Average cost of fuel and purchased power	$19.88	$19.11	$0.77	4.0

Degree Days		2011/
	2012	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	44	52	(8)	(15.4)
Actual compared to 20 year average	44	39	5	12.8
Heating
Actual compared to last year	1,651	1,691	(40)	(2.4)
Actual compared to 20 year average	1,651	1,809	(158)	(8.7)
nm - not meaningful

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2012 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Twelve Months Ended December 31,
	2012	2011	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$714,562	$693,388	$21,174	3.1
Commercial	640,654	604,626	36,028	6.0
Industrial	368,909	347,881	21,028	6.0
Other retail	12,374	12,252	122	1.0
Provision for rate refunds	(18,219)	(21,216)	2,997	14.1
Total Retail Revenues	1,718,280	1,636,931	81,349	5.0
Tariff-based wholesale	261,375	265,360	(3,985)	(1.5)
Market-based wholesale	54,978	81,588	(26,610)	(32.6)
Transmission	193,797	154,569	39,228	25.4
Other	33,040	32,543	497	1.5
Total Revenues	$2,261,470	$2,170,991	$90,479	4.2

Electricity Sales	(Thousands of MWh)
Residential	6,684	6,986	(302)	(4.3)
Commercial	7,581	7,573	8	0.1
Industrial	5,588	5,589	(1)	nm
Other retail	85	88	(3)	(3.4)
Total Retail	19,938	20,236	(298)	(1.5)
Tariff-based wholesale	5,643	5,883	(240)	(4.1)
Market-based wholesale	2,076	2,332	(256)	(11.0)
Total wholesale	7,719	8,215	(496)	(6.0)
Total Electricity Sales	27,657	28,451	(794)	(2.8)

	(Dollars per MWh)
Total retail	$86.18	$80.89	$5.29	6.5
Tariff-based wholesale	$46.32	$45.11	$1.21	2.7
Market-based wholesale	$26.48	$34.99	$(8.51)	(24.3)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$489,268	$556,771	$(67,503)	(12.1)
Purchased power	103,902	91,851	12,051	13.1
Subtotal	593,170	648,622	(55,452)	(8.5)
RECA recovery and other	(3,180)	(17,829)	14,649	82.2
Total fuel and purchased power expense	$589,990	$630,793	$(40,803)	(6.5)

Electricity Supply	(Thousands of MWh)
Generated - Gas	2,238	2,305	(67)	(2.9)
Coal	18,691	21,184	(2,493)	(11.8)
Nuclear	3,894	3,440	454	13.2
Wind	438	454	(16)	(3.5)
Subtotal electricity generated	25,261	27,383	(2,122)	(7.7)
Purchased	3,935	2,680	1,255	46.8
Total Electricity Supply	29,196	30,063	(867)	(2.9)

	(Dollars per MWh)
Average cost of fuel used for generation	$19.37	$20.33	$(0.96)	(4.7)
Average cost of purchased power	$26.40	$34.27	$(7.87)	(23.0)
Average cost of fuel and purchased power	$20.32	$21.58	$(1.26)	(5.8)

Degree Days		2011/
	2012	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	2,140	2,118	22	1.0
Actual compared to 20 year average	2,140	1,624	516	31.8
Heating
Actual compared to last year	3,688	4,801	(1,113)	(23.2)
Actual compared to 20 year average	3,688	4,678	(990)	(21.2)
nm - not meaningful

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2012 should be read in conjunction with this financial information.

Westar Energy, Inc.

Capitalization
		December 31, 2012		December 31, 2011
		(Dollars in Thousands)
Current maturities of long-term debt of VIEs		$25,942		28,114
Long-term debt, net		2,819,271		2,491,109
Long-term debt of variable interest entities, net		222,743		249,283
Total debt		3,067,956	51.4%	2,768,506	49.7%
Preferred		—	—%	21,436	0.4%
Common equity		2,896,140	48.4%	2,769,211	49.7%
Noncontrolling interests		14,115	0.2%	10,094	0.2%
Total capitalization		$5,978,211	100.0%	$5,569,247	100.0%

GAAP Book value per share		$22.89		$22.03
Period end shares outstanding (in thousands)		126,504		125,698

Outstanding Long-Term Debt

	CUSIP	December 31, 2012		December 31, 2011
Westar Energy:		(Dollars in Thousands)
First Mortgage Bond series:
6.00% Series due July 2014	95709TAA8	$250,000		$250,000
5.15% Series due January 2017	95709TAB6	125,000		125,000
5.95% Series due January 2035	95709TAC4	125,000		125,000
5.10% Series due July 2020	95709TAD2	250,000		250,000
5.875% Series due July 2036	95709TAE0	150,000		150,000
6.10% Series due May 2047	95709T704	—		150,000
8.625% Series due December 2018	95709TAG5	300,000		300,000
4.125% Series due December 2042	95709TAH3	550,000		—
		1,750,000		1,350,000
Pollution control bond series:
Variable series due April 2032 (St Marys)	792609AF6	45,000		45,000
Variable series due April 2032 (Wamego)	933623BN9	30,500		30,500
5.0% Series due February 2033 (Wamego)	933623BQ2	—		57,245
		75,500		132,745
Total Westar Energy		1,825,500		1,482,745

KGE
First mortgage bond series:
6.53% Series due December 2037	485260BJ1	175,000		175,000
6.15% Series due May 2023	485260B@1	50,000		50,000
6.64%Series due May 2038	485260B#9	100,000		100,000
6.70%Series due June 2019	U24448AB5	300,000		300,000
		625,000		625,000
Pollution control bond series:
5.10% Series due March 2023	502828AH9	—		13,318
Variable rate series due April 2027 (LaCygne)	502828AJ5	21,940		21,940
5.3% Series due June 2031	121825BW2	108,600		108,600
5.3% Series due June 2031	933623BR0	18,900		18,900
Variable rate series due April 2032 (St Marys)	792609AE9	14,500		14,500
Variable rate series due April 2032 (Wamego)	933623BM1	10,000		10,000
4.85% Series due June 2031	121825CB7	50,000		50,000
5.6% Series due June 2031	121825CD3	50,000		50,000
6.0% Series due June 2031	121825CE1	50,000		50,000
5.0% Series due June 2031	121825CF8	50,000		50,000
		373,940		387,258
Total KGE		998,940		1,012,258

Total long-term debt		2,824,440		2,495,003
Unamortized debt discount		(5,169)		(3,894)
Long-term debt due within one year		—		—
Total long-term debt, net		$2,819,271		$2,491,109

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2012 should be read in conjunction with this financial information.

Westar Energy, Inc.
GAAP to Non-GAAP Reconciliation

Fuel and purchased power costs fluctuate with electricity sales and unit costs. As permitted by regulators, prices are adjusted to reflect changes in the costs of fuel and purchased power. Fuel and purchased power costs for wholesale customers are recovered at prevailing market prices or based on a predetermined formula with a price adjustment approved by FERC. As a result, changes in fuel and purchased power costs are offset in revenues with minimal impact on net income. For this reason, Westar management believes that gross margin is useful for understanding and analyzing changes in operating performance from one period to the next. Gross margin is calculated as total revenues, including transmission revenues, less the sum of fuel and purchased power costs and amounts billed by the SPP for network transmission costs (SPP NITS). Accordingly, gross margin reflects transmission revenues and costs on a net basis. However, transmission costs are recorded as operating and maintenance expense on Westar's consolidated statements of income.

The calculations of gross margin and operating and maintenance expense w/o SPP NITS for the three and twelve months ended 2012 and 2011 are shown in the table below. The table also includes a reconciliation of gross margin to income from operations for both periods. Income from operations is the GAAP financial measure most directly comparable to gross margin. Operating and maintenance expense is the GAAP financial measure most directly comparable to operating and maintenance expense w/o SPP NITS.

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2012	2011	Change	2012	2011	Change
	(Dollars in Thousands)
Revenues	523,772	486,228	37,544	2,261,470	2,170,991	90,479
Less: Fuel and purchased power expense	137,150	144,096	(6,946)	589,990	630,793	(40,803)
SPP network transmission costs	42,405	33,541	8,864	166,547	132,164	34,383
Gross Margin	$344,217	$308,591	$35,626	$1,504,933	$1,408,034	$96,899

Gross margin	$344,217	$308,591	$35,626	$1,504,933	$1,408,034	$96,899
Add: SPP network transmission costs	42,405	33,541	8,864	166,547	132,164	34,383
Less: Operating and maintenance expense	151,356	145,323	6,033	612,871	557,752	55,119
Depreciation and amortization expense	65,823	71,771	(5,948)	270,464	285,322	(14,858)
Selling, general and administrative expense	61,668	52,463	9,205	226,012	184,695	41,317
Income from operations	$107,775	$72,575	$35,200	$562,133	$512,429	$49,704

Operating and maintenance expense	$151,356	$145,323	$6,033	$612,871	$557,752	$55,119
Less: SPP network transmission costs	42,405	33,541	8,864	166,547	132,164	34,383
Operating and maintenance expense w/o SPP NITS	$108,951	$111,782	$(2,831)	$446,324	$425,588	$20,736

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2012 should be read in conjunction with this financial information.

Capital Expenditure Forecast 2013 - 2015

	Actual 2012	Forecast 2013	Forecast 2014	Forecast 2015	Forecast 2013 - 2015	Method of Cost Recovery
Generation replacements and other	$ 146.5	$ 199.6	$ 174.1	$ 169.0	$ 542.7	GRC
Westar environmental	195.1	118.7	130.0	44.3	293.0	ECRR
La Cygne environmental	159.7	192.5	109.5	48.3	350.3	GRC
Nuclear Fuel	29.6	7.2	52.8	29.1	89.1	RECA
Transmission	140.2	207.5	167.1	186.0	560.6	FERC / TDC
Distribution	103.5	134.0	128.3	145.2	407.5	
Other	35.6	28.6	23.5	20.4	72.5	GRC
Total	$ 810.2	$ 888.1	$ 785.3	$ 642.3	$2,315.7	
Prairie Wind Transmission joint venture	$ 8.3	$ 4.3	$ 17.9	$ 0.1	$ 22.3	

Not included in the table are Westar's planned investment in Prairie Wind Transmission joint venture

1

Westar Energy.

Capital Expenditure Forecast 2013 - 2015

$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Millions
$810
41%
$888
36%
$785
38%
$642
36%
2012
2013
2014
2015
Transmission
Air Quality - ECRR
La Cygne
Other

2

Westar Energy.

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2012 should be read in conjunction with this financial information.

Forward Looking Disclosures

Forward-looking statements: Certain matters discussed in these materials are "forward-looking statements." The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like "believe," "anticipate," "target," "expect," "pro forma," "estimate," "intend," "guidance" or words of similar meaning. Forward-looking statements describe future plans, objectives, expectations or goals. Although we believe expectations are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as (1) those discussed in the company's Annual Report on Form 10-K for the year ended Dec. 31, 2012 (a) under the heading, "Forward-Looking Statements," (b) in ITEM 1. Business, (c) in ITEM 1A. Risk Factors, (d) in ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and (e) in ITEM 8. Financial Statements and Supplementary Data: Notes 13 and 15; and (2) other factors discussed in the company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date such statement was made, and the company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made.

3

Westar Energy.

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2012 should be read in conjunction with this financial information.